UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2006



                            HERITAGE FINANCIAL GROUP
                            ------------------------
             (Exact name of Registrant as specified in its charter)


        United States                    000-51305               45-0479535
        --------------                   ---------               ----------
 (State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)

              310 West Oglethorpe Boulevard, Albany, Georgia 31701
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (229) 883-5701
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

         On May 17, 2006, Heritage Financial Group issued a press release announcing voting results for the annual meeting of stockholders. At the meeting, stockholders elected Antone Lehr, Chairman of the Board of Heritage Financial Group, and Leonard Dorminey, President and Chief Executive Officer of Heritage Financial Group, to serve three-year terms ending with the 2009 annual meeting. Stockholders also approved the Heritage Financial Group 2006 Equity Incentive Plan and ratified the appointment of Mauldin & Jenkins, LLC, as the independent registered public accounting firm for Heritage Financial Group for the fiscal year ending December 31, 2006. At the meeting management also commented on the Company's recent and expected growth, including its planned expansion into the Florida market during 2006.

         The full text of the press release is set forth in Exhibit 99.1.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

                  99       Press Release dated May 17, 2006


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HERITAGE FINANCIAL GROUP



Date:  May 17, 2006               By:  /s/  O. Leonard Dorminey
                                       -----------------------------------------
                                        O. Leonard Dorminey
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number         Description of Exhibit(s)
------         -------------------------

    99         Copy of press release issued by the Company on May 17, 2006.